UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 24, 2025

reAlpha Tech Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41839	86-3425507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6515 Longshore Loop, Suite 100, Dublin, OH 43017

(Address of principal executive offices and zip code)

(707) 732-5742

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AIRE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

On March 24, 2025, reAlpha Tech Corp. (the “Company”) provided notice to A.G.P./Alliance Global Partners (“A.G.P.”) of its election to terminate that certain At the Market Sales Agreement, dated December 19, 2024, by and between the Company and A.G.P., as amended on January 31, 2025 and February 27, 2025 (as so amended, the “Sales Agreement”), which termination will be effective on March 29, 2025 in accordance with the terms of the Sales Agreement. Pursuant to the Sales Agreement, the Company was entitled to offer and sell, from time to time through A.G.P., shares of its common stock, par value $0.001 per share (the “Common Stock”), having an aggregate offering price of up to $11,700,000 in an “at-the-market” equity offering program. Through March 24, 2025, the Company had sold an aggregate of 160,879 shares of Common Stock pursuant to the Sales Agreement, resulting in gross proceeds of $231,235.73.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, on February 27, 2025, the Company terminated the employment of Jorge Aldecoa as the Company’s Chief Product Officer, effective immediately.

In connection with his termination, the Company and Mr. Aldecoa entered into a separation agreement, dated March 27, 2025 (the “Separation Agreement”), which contains a general release of claims, customary confidentiality and non-disparagement provisions and provides for a severance cash payment in the amount of $36,667, subject to applicable payroll deductions, payable in two equal monthly installments beginning on April 4, 2025.

The foregoing description of the Severance Agreement does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of the Severance Agreement, a copy of which is filed hereto as Exhibit 10.1, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1*+	Severance Agreement by and between reAlpha Tech Corp. and Jorge Aldecoa, dated March 27, 2025.
104*	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

+	Indicates management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2025	reAlpha Tech Corp.

	By:	/s/ Giri Devanur
Giri Devanur
Chief Executive Officer

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